SETTLEMENT AGREEMENT

This Settlement Agreement (“AGREEMENT”) is entered into by and between James H. Alexander (“ALEXANDER”), on the one hand, and World Am, Inc., a Nevada corporation (“WORLD AM”); BOTH of the above shall be collectively referred to herein as the “PARTIES.”

RECITALS

WHEREAS, ALEXANDER was employed by WORLD AM;

WHEREAS, ALEXANDER filed a lawsuit pending in the United States District Court for the District of Colorado, Case No. 06-cv-02163-RPM-CBS, entitled ALEXANDER v. WORLD AM, INC. (the “Lawsuit”) seeking damages in connection with ALEXANDER’s employment and termination;

WHEREAS, WORLD AM denies the validity of ALEXANDER’s claims and denies that it is subject to any liability whatsoever; and

WHEREAS, both PARTIES wish to settle their differences without resort to further litigation; and

WHEREAS, WORLD AM is willing to provide ALEXANDER with certain considerations described below, provided that ALEXANDER dismisses his suit and releases WORLD AM from any claims ALEXANDER has made or might make arising out of or in any way related to his employment and agrees to comply with the other promises and considerations set forth in this AGREEMENT.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the PARTIES, the PARTIES agree to be legally bound by the following terms and conditions, which constitute full settlement of any and all disputes between them:

1.	Recitals: The PARTIES acknowledge that the “WHEREAS” clauses preceding paragraph 1 are true and correct, and are incorporated herein as material parts to this AGREEMENT.

2.	Definitions: For purposes of this AGREEMENT only, the term “WORLD AM” shall be deemed to include the following:

▪	Any officer or director

3.
Settlement Sum: As consideration for signing this AGREEMENT and compliance with the promises made herein, WORLD AM agrees to pay to ALEXANDER the sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the “Settlement Sum”) to be paid as follows:

A.       Six (6) convertible notes issued on [Dates] to James H. Alexander. Each note will have at least a six (6) month holding period with a stated conversion date. Beginning with the conversion date on the first convertible note, the conversion date for each subsequent note will be the date exactly one month after the conversion date of the preceding note. On each conversion date, the note shall convert into a determined number of shares of restricted WORLD AM stock where the number of shares determined shall be equal to the market value of $16,667.00 dollars. Market value shall be determined by averaging the high and low prices for WORLD AM free trading stock on the day preceding the conversion date. When each note converts into restricted stock, James H. Alexander may decide at any time, pursuant to the requirements of Section 3(C) and 3(D) of this AGREEMENT, to remove the restrictions from his stock making it unrestricted and freely tradable.

B.       Six (6) convertible notes issued on [Dates] to Denis H. Mark. Each note will have at least a six month holding period with a stated conversion date. Beginning with the conversion date of the first convertible note, the conversion date for each subsequent note will be the date exactly one month after the conversion date on the preceding note. On each stated conversion date, the note shall convert into a determined number of shares of restricted WORLD AM stock where the number of shares determined shall be equal to the market value of $8,333.00 dollars on the date of conversion. Market value shall be determined by averaging the high and low prices for WORLD AM free trading stock on the day preceding the conversion date. When each note converts into restricted stock, Denis H. Mark may decide at any time, pursuant to the requirements of Section 3(C) and 3(D) of this AGREEMENT, when to remove the restrictions from his stock making it unrestricted and freely tradable.

C.       Denis H. Mark and James H. Alexander understand the provisions of Rule 144 promulgated under the Securities Act govern the resale of restricted securities. Assuming Denis H. Mark and James H. Alexander have complied with Rule 144 in their sale of restricted stock as generally set forth in Section 3(D) of this AGREEMENT, and the other requirements, if any, for resale under Rule 144 are met, when Denis H. Mark and James H. Alexander decide to sell their stock or remove the restrictions from their stock to make it unrestricted and freely tradable, WORLD AM shall request that its securities counsel, and its transfer agent, as applicable, shall provide the necessary services at WORLD AM’s expense in order to facilitate their sale of stock under Rule 144 or to otherwise make such restricted stock freely tradable.

D. Restrictions on Transfer.

1.       Denis H. Mark and James H. Alexander agree not to make any disposition of all or any portion of their stock unless and until:

(a)       There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)       (i) The dispositions of the stock are being made pursuant to Rule 144 of the Securities Act (ii) the holder seeking disposition (Denis H. Mark or James H. Alexander) shall have notified WORLD AM of the proposed disposition and shall have furnished WORLD AM with a statement of the circumstances surrounding the proposed disposition, and (iii) if necessary WORLD AM will obtain an opinion from its securities counsel that such disposition will not require registration of such shares under the Securities Act.

2.       Each certificate representing shares of stock shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

E.       WORLD AM covenants and agrees to comply with their applicable reporting requirements of the Security Exchange Act of 1934, as amended, pursuant to Rule 144(c)(1). If WORLD AM fails to meet such requirements, and as a result, Denis H. Mark and James H. Alexander are unable to sell their stock under Rule 144 at a time they desire upon request, WORLD AM shall promptly pay in cash the principal amount of the applicable convertible note’s stated conversion date, respectively $8,333.00 dollars for each note held by Denis H. Mark and $16,667.00 dollars for each note held by James H. Alexander.

4.
Consideration: ALEXANDER understands and agrees that he would not receive the monies and/or benefits specified in paragraph 3, above, but for his execution of this AGREEMENT and the fulfillment of the promises contained herein.

5.	General Release of Claims:

A.       In exchange for, and in consideration of, the payments, benefits, and other commitments described above, ALEXANDER agrees to dismiss with prejudice his Lawsuit filed against WORLD AM (and any other claims or assertions of liability that may exist), and WORLD AM agrees to dismiss with prejudice its counterclaims against ALEXANDER. In addition, ALEXANDER, for himself and for each of his heirs, executors, administrators, and assigns, hereby fully releases, acquits, and forever discharges WORLD AM and each of its predecessors, successors and assigns, parent corporations, subsidiary corporations, affiliated corporations, and the officers, directors, shareholders, partners, employees, attorneys and agents, past and present, of each of the aforesaid entities (“Related Persons”) of and from any and all claims, liabilities, causes of action, demands to any rights, damages, costs, attorneys’ fees, expenses, and compensation whatsoever, of whatever kind or nature, in law, equity, or otherwise, whether known or unknown, vested or contingent, suspected, or unsuspected, that ALEXANDER may now have, has ever had, or hereafter may have relating directly or indirectly to the allegations in the Lawsuit, including, but not limited to, ALEXANDER’s employment with WORLD AM or the termination of his employment with WORLD AM.

B.       I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”). I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (i) my waiver and release do not apply to any rights or claims that may arise after the execution date of this AGREEMENT; (ii) I have been advised hereby that I have the right to consult with an attorney prior to executing this AGREEMENT; (iii) I have twenty-one (21) days to consider this AGREEMENT (although I may choose to voluntarily execute this AGREEMENT earlier); (iv) I have seven (7) days following the execution of this AGREEMENT by the Parties to revoke the AGREEMENT; and (v) this AGREEMENT will not be effective until the date upon which the revocation period has expired, which will be the eighth day after this AGREEMENT is executed by me, provided that WORLD AM has also executed this Agreement by that date (“Effective Date”).

C.       Similarly, WORLD AM, for itself and its successors and assigns, parent corporations, subsidiary corporations, affiliated corporations, and the officers, directors, shareholders, partners, employees, attorneys and agents, past and present thereof, hereby fully releases, acquits, and forever discharges ALEXANDER and his heirs, executors, administrators, and assigns, of and from any and all claims, liabilities, causes of action, demands to any rights, damages, costs, attorneys’ fees, expenses, and compensation whatsoever, of whatever kind or nature, in law, equity, or otherwise, whether known or unknown, vested or contingent, suspected, or unsuspected, that WORLD AM may now have, has ever had, or hereafter may have relating directly or indirectly to the allegations in the Lawsuit, including, but not limited to, ALEXANDER’s employment with WORLD AM or the termination of his employment with WORLD AM.

6.
Tax Indemnification: ALEXANDER currently has a tax lien filed against him by the IRS associated with employment withholding taxes by WORLD AM, incurred while ALEXANDER was WORLD AM’S CEO. WORLD AM agrees to indemnify ALEXANDER for these tax amounts which includes penalties and interest. .

7.
Affirmations: ALEXANDER represents and affirms that, other than his Lawsuit referenced herein, he has no suits, claims, charges, complaints or demands of any kind whatsoever currently pending against WORLD AM with any local, state, or federal court or any governmental, administrative, investigative, civil rights or other agency or board.

8.
No Assignment: The PARTIES represent and warrant that no person other than the signatories hereto had or has any interest in the matters referred to in this AGREEMENT, that the PARTIES have the sole right and exclusive authority to execute this AGREEMENT, and that the PARTIES have not sold, assigned, transferred, conveyed, or otherwise disposed of any claim, demand or legal right that is the subject of this AGREEMENT.

9.
Governing Law and Jurisdiction: This AGREEMENT shall be governed and conformed in accordance with the laws of the state of Colorado without regard to its conflict of laws provision. In the event ALEXANDER or WORLD AM breaches any provision of this AGREEMENT, ALEXANDER and WORLD AM affirm that either may institute an action to specifically enforce any term or terms of this AGREEMENT.

10.
No Admission of Liability: The PARTIES agree that neither this AGREEMENT nor the furnishing of the consideration for this AGREEMENT shall be deemed or construed at anytime for any purpose as an admission by WORLD AM of any liability or unlawful conduct of any kind.

11.	Headings: The headings of the provisions herein are intended for convenient reference only, and the same shall not be, nor be deemed to be, interpretative of the contents of such provision.

12.	Modification of Agreement: This AGREEMENT may not be amended, revoked, changed, or modified in any way, except in writing executed by all PARTIES. .

13.
Interpretation: The language of all parts of this AGREEMENT shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the PARTIES. This AGREEMENT has been negotiated by and between attorneys for the PARTIES and shall not be construed against the “drafter” of the AGREEMENT. If any portion or provision of this AGREEMENT (including, without implication of limitation, any portion or provision of any section of this AGREEMENT) is determined to be illegal, invalid, or unenforceable by any court of competent jurisdiction and cannot be modified to be legal, valid, or enforceable, the remainder of this AGREEMENT shall not be affected by such determination and shall be valid and enforceable to the fullest extent permitted by law, and said illegal, invalid, or unenforceable portion or provision shall be deemed not to be a part of this AGREEMENT.

14.
Binding Nature of Agreement: This AGREEMENT shall be binding upon each of the PARTIES and upon their respective heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of each party and to their respective heirs, administrators, representatives, executors, successors, and assigns.

15.
Entire Agreement: This AGREEMENT sets forth the entire AGREEMENT between the parties hereto, and fully supersedes any prior obligation of WORLD AM to ALEXANDER. ALEXANDER acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to accept this AGREEMENT, except for those set forth in this AGREEMENT.

16.
Notice Requirements: Each notice (“Notice”) provided for under this AGREEMENT, must comply with the requirements as set forth in this paragraph. Each Notice shall be in writing and sent by facsimile or depositing it with a nationally recognized overnight courier service that obtains receipts (such as Federal Express or UPS Next Day Air), addressed to the appropriate party (and marked to a particular individual’s attention, if so indicated) as hereinafter provided. Each Notice shall be effective upon being so telecopied or deposited, but the time period in which a response to any notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the Notice by the addressee thereof, as evidenced by the return receipt. Rejection or other refusal by the addressee to accept or the inability to deliver because of a changed address of which no Notice was given shall be deemed to be the receipt of the Notice sent. Any party shall have the right from time to time to change the address or individual’s attention to which notices to it shall be sent by giving to the other party at least ten (10) days prior Notice thereof. The PARTIES’ addresses for providing Notices hereunder shall be as follows:

WORLD AM
c/o Robert Hovee,
4340 Von Karman Avenue, Suite 200
Newport Beach, California 92660
949.955.5355

cc: Ronald G. Rossi, Esquire
Greenberg Traurig LLP
1200 Seventeenth Street, Suite 2400
Denver, Colorado 80202
303.572.6500
FAX: 720-904-7689

JAMES H. ALEXANDER
c/o Denis H. Mark, Esquire
Waller & Mark, PC
5105 DTC Parkway, Suite 450
Greenwood Village, Colorado 80111
303.741.4741
FAX: 303-220-8150

17.
Selective Enforcement: The PARTIES agree that the failure of any party to enforce or exercise any right, condition, term, or provision of this AGREEMENT shall not be construed as or deemed a relinquishment or waiver thereof, and the same shall continue in full force and effect.

18.
Voluntariness. THE PARTIES REPRESENT AND AGREE THAT EACH IS VOLUNTARILY ENTERING INTO THIS AGREEMENT. PLEASE READ THIS SETTLEMENT AGREEMENT CAREFULLY. THIS AGREEMENT AND GENERAL RELEASE OF ALL CLAIMS INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

ACCEPTED AND AGREED:

JAMES H. ALEXANDER	Date

STATE OF COLORADO      )
                                                  ) ss
COUNTY OF __________  )

BEFORE ME, the undersigned authority on this _____ day of _______, 2008, personally appeared JAMES H. ALEXANDER, known to me to be the person whose name is subscribed to the foregoing instrument and signed in my presence and swore upon oath this AGREEMENT was executed for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this _____ day of _________, 2008, to certify which witness my hand and seal of office.

__________________________________________
NOTARY PUBLIC - STATE OF COLORADO

__________________________________________
(Printed Name of Notary)
My Commission Expires:

____________________

FOR THE PURPOSES OF SECTION 3 ONLY, ACCEPTED AND AGREED:

DENIS H. MARK	Date

STATE OF COLORADO      )
                                                  ) ss
COUNTY OF __________  )

BEFORE ME, the undersigned authority on this _____ day of _______, 2008, personally appeared DENIS H. MARK, known to me to be the person whose name is subscribed to the foregoing instrument and signed in my presence and swore upon oath this AGREEMENT was executed for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this _____ day of _________, 2008, to certify which witness my hand and seal of office.

__________________________________________
NOTARY PUBLIC - STATE OF COLORADO

__________________________________________
(Printed Name of Notary)
My Commission Expires:

____________________

ACCEPTED AND AGREED:
WORLD AM, INC.

By: _________________________

Its: _________________________

Dated: ______________________, 2008

APPROVED AS TO FORM:

By: _________________________
Ronald G. Rossi, Esq.
GREENBERG TRAURIG, LLP
1200 17th Street, Suite 2400
Denver, CO 80202
303.572.6500

Attorneys for Defendant World Am, Inc.